OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Inc. Corporate Presentation April 2009 JC Exhibit 99(a)

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“Safe Harbor” Statement under the Private Securities
Litigation Reform Act of 1995
This presentation includes predictive information that is intended to be made as
“forward-looking” within the safe harbor protections of the Private Securities Litigation
Reform Act of 1995.  Although the Company believes that its forward-looking information is based on reasonable assumptions, such information is subject to risks and uncertainties, which could cause materially different results.  Important factors that could cause actual results to differ materially from those in the forward-looking information are set forth in the Company’s most recent Annual Report and reports on Form 10-K and
10-Q, and news releases filed with the Securities and Exchange Commission.  All reports and news releases are available on Cliffs’ website www.cliffsnaturalresources.com.

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Inc. Overview JC

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Overview of Cliffs Natural Resources Inc.
Cliffs Natural Resources (NYSE: CLF) is an international mining and natural resources company. We are the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia and a significant producer of metallurgical coal.
With core values of environmental and capital stewardship, our colleagues across the globe endeavor to provide all stakeholders operating and financial transparency as embodied in the Global Reporting Initiative (GRI) framework.
Cliffs is executing a strategy designed to achieve scale and focused on serving the world’s largest and fastest growing steel markets.
The Company boasts a conservatively managed balance sheet with low debt and strong liquidity.

CLIFFS TECHNOLOGY GROUP
EMPIRE MINE
TILDEN MINE
NORTHSHORE MINING
HIBBING TACONITE
UNITED TACONITE
CLIFFS SHARED SERVICES
WABUSH MINES
AMAPÁ PROJECT
CLIFFS NATURAL RESOURCES CORPORATE HEADQUARTERS
CLIFFS NATURAL RESOURCES PTY LTD
SONOMA PROJECT
PINNACLE COMPLEX
– Pinnacle Mine
– Green Ridge Mine
OAK GROVE MINE
CLIFFS INTERNATIONAL MINERACAO BRASIL, LTDA.
N

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CLIFFS

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP 4 Cliffs Natural Resources Global Footprint

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Current Market Information
Metals & Mining Sector
$3.6 Billion in 2008 Revenues
$2 Billion Market Capitalization
113.5MM shares outstanding, ~5MM in NYSE average volume per day
2% Dividend Yield
Over 80% institutionally held, 60% by top 25 institutions, 2% insiders
Ownership concentrated in North America (95%) and Europe (5%)
Over 75% call themselves “value” investors

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Cliffs’ Strategic Imperatives
Scale
Through
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence
Building Scale Through Diversification
Multiple Revenue Streams
Product Diversification
Geographic Presence
Operational Excellence
Safety
Technical Competencies
Operating Efficiencies
Global Execution
Competencies of the Firm
Outlook of Personnel
Global Scalability
Shareholder Returns
Shareholder Value
Risk Management
“Earning the Right to Grow”

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Cliffs’ Strategy:
Geographic and Mineral Diversification
GEOGRAPHIES MINERALS
• MANGANESE
• MOLYBDENUM
• FERRO CHROME
OTHER LATIN
AMERICAN
COUNTRIES
NORTH
AMERICA
ASIA-PACIFIC
(AUSTRALIA)
LATIN
AMERICA
(BRAZIL)
NORTH
AMERICAN
MET COAL
SEABORNE
IRON ORE
IRON ORE
SEABORNE MET
COAL

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Cliffs’ Strategy
Maintain the core: North American Iron Ore
Expand globally and diversify products
-
North American Coal
-
Cliffs Asia Pacific Business Unit
-
Cliffs Latin American Business Unit
Consistently exhibit leadership in sustainable development best practices
Capitalize on Company’s unique technological expertise
-
Concentrating and processing lower-grade ores into high-quality products
-
Partnering with Kobe Steel to use its ITmk3 technology

Joseph A. Carrabba
President, Chairman & CEO
Laurie Brlas
Executive VP
& CFO
Donald J. Gallagher
President, N. American
Business Unit
William A. Brake, Jr.
Executive VP
Human & Technical Resources
William R. Calfee
Executive VP, Commercial
North American Iron Ore
William C. Boor
Senior VP,
Business Development
Richard Mehan
SVP, President and CEO
Asia Pacific
Duke D. Vetor
Senior VP
North American Coal
Duncan Price
SVP, Managing Director of
Asia Pacific Iron Ore
George W. Hawk, Jr.
General Counsel
& Secretary

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High Corporate Governance Standards
Cliffs Corporate Governance
Performance outranked 98.2% of S&P
400 companies and 98.6% of materials
companies in 2008*
Strong and knowledgeable 10-person
Board of Directors; 9 Directors are
independent
5 dedicated Board oversight
committees monitor critical areas
of Company business
Cliffs Management Team
* Source: Survey by Institutional Shareholder Services

1.2
1.7
1.9
2.3
3.6
2004
2005
2006
2007
2008

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CLIFFS

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Transformation into International Mining Entity & Merchant
Restructured in 2002 to better acquire &
expand capacity domestically & seek
opportunities in international markets
Acquires Portman Limited, Australia’s then 3
largest iron ore miner, in 2005
Expands into Latin America in 2006 with 30%
ownership of Brazilian Amapa iron ore project
Diversifies into coal in 2007 with 45%
economic interest in Sonoma Project,
Australian thermal & coking coal
Acquires PinnOak Resources, premium quality
U.S. metallurgical coal producer, in 2007
Selects Michigan site for Iron Nugget Project
plant in 2007
Total revenue growth ($ b)
CAGR=+31.6%
rd

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Human Resources
5,711 employees worldwide
Strong commitment to continuous safety improvement
reflected in corporate mission and
core values
In 2007, reported a company-low 1.93 Mine Safety &
Health Admin. (MSHA) reportable injury frequency rate
Committed to geographical expansion in areas of
political stability
Foundation activities actively support educational
institutions and development projects in communities
where Cliffs operates
Employees breakdown
258
(5%)
1322
(23%)
4131
(72%)
Corporate & Support
Salaried Business Units
Labor Force

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Sustainable Development Integral to Success in Industry
Mines managed by Cliffs interact with federal and state agencies to ensure operations meet or exceed land, air & water quality standards
Consistently and uniformly evaluates performance against ISO 14001 standards
Cliffs’ subsidiary, renewaFUEL, produces high-energy, low-emission biofuel cubes for renewable resources
Founding reporter of The Climate Registry
Cliffs will publish first Sustainable Development Report in 2009, in accordance with
Global Reporting Initiative Standards

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources 2008 Consolidated Results Overview LB

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2008 Consolidated Profit & Loss
Results Drivers
Strong iron ore and coal pricing throughout 2008
Sales contribution from North American and
Australian coal businesses
Unique structural design of North American Iron Ore
supply agreements
Non-recurring items from Alpha deal termination, mark-to-
market adjustments for hedging program and limited asset
impairments
Highlights
Full-Year revenues increase 59% to $3.6 billion
Earnings per diluted share increase 85% to $4.76
Cash from operations increase of 195% to $853 million
Iron Ore
80%
2008 Revenues by Type
Freight &
Other
9%
Coal
12%
P&L
14
2008 2007
REVENUES  3,609.1 2,275.2
SALES MARGIN 1,159.7 462.0
OPERATING INCOME 938.9 381.6
EARNINGS PER DILUTED SHARE 4.76 $          2.57 $
Year

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Strategies – What we have already accomplished
Asia Pacific Strategy
1  Step:  In 2005, purchased 80% of
Portman Limited
Cockatoo Island
Koolyanobbing
Created Diversification Options
•
Sonoma (45%)
• AusQuest (30%)
Sonoma
AusQuest –
Diamantina
AusQuest –
Table Hill
Created Growth Options
•
Added Portman Koolyanobbing Reserves
• Bought GoldenWest Stake (16.96%)
• Cockatoo Island Expansion
• Purchased the remaining 20% of Portman
Golden West
Koolyanobbing Reserves
st

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Strategies – What we have already accomplished
Latin America Strategy
1  Step: Took 30% Interest in
Amapa Project
Amapa Project
Cliffs International
Mineracao Brazil, LTDA
Opened Rio Business Development Office
Created Growth Options
• Near Amapa Opportunities
• Amapa Reserves
• Minas Gerais Opportunities
Minas Gerais Opportunities
Nearby
Prospects
Amapa Reserves
Created Diversification Options
• Peru Opportunities
• Chilean Opportunities
• Manganese Opportunities
Chilean Opportunities
Peru Prospects
Manganese Opportunities
st

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Strategies – What we have already accomplished
Central Appalachian Metallurgical Coal Strategy
Operational execution has been disappointing
However, acquisition provided solid platform in a mineral with attractive fundamentals
A scarce resource
Smaller and smaller mines being exploited
Older mines shutting down
Limited mountaintop mining expected to come “online” due to environmental concerns
Increasing Barriers
404 water permit requirements
Increasing cost of safety compliance
Our strategy going forward is to focus on asset prioritization versus company targeting

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Customer Geography Industry
$ 2,907
$ 535
Market
Cap
$931 $3,609 $ 4,111 $2,125
Cliffs in 2008
19 2008 Ausquest
22 2008 Golden West
485 2008 Portman 20%
269 2008 UTAC
497 2007 PinnOak
280 2007 Amapa
120 2007 Sonoma
$ 433 2005 Portman 80%
-- $825 $ 882
Cliffs in 2003
EBITDA Revenue
Asset
Value
Diversification
Investment
Effect of Diversification - As a North American Iron Ore only company, we would have been subjected to a >40% drop in steel production.  Global production has fallen approximately 15%
18
Strategies – What we have already accomplished

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Value of Diversification
19 19
2003
Revenue in millions
2008*
Sales Margin in millions
$825
Sales Margin
was ($10)
NA Iron Ore NA Coal AP Iron Ore AP Coal
$2,370 $770
$346
$123
* In 2008 North American Coal had a sales margin loss of $46 million
$804
$349
$53

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Strategic Direction Set in 2003 has Significantly
Paid off for Shareholders
Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2008
0
100
200
300
400
500
600
700
800
900
Dec-2003 Dec-2004 Dec-2005 Dec-2006 Dec-2007 Dec-2008
Cliffs Natural Resources Inc. S&P 500 Index Total Returns S&P 500 Steel Index S&P MidCap 400 Index

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2008 Year End Balance Sheet
Results Drivers
Current focus on cash generation and preservation
Curtailment of production to avoid putting cash
into inventory
Strict management of capital expenditures ($183 million
vs. $240 million expectation)
Highlights
$179.0 million of cash and equivalents at year end
No borrowing drawn on $600 million credit facility
$525 million in long-term borrowings
No major commitments due until 2012
Pension obligation and 2009 cash contribution
extremely manageable
Select Balance Sheet Items
21
Year
2008 2007
ASSETS
Cash and Equivalents 179.0 $    157.1 $
Inventories 265.4 241.9
TOTAL CURRENT ASSETS 861.7 754.6
PROPERTY, PLANT AND EQUIPMENT, NET 2,456.1 1,823.9
TOTAL ASSETS 4,111.1 $ 3,075.8 $
LIABILITIES AND SHAREHOLDERS' EQUITY
TOTAL CURRENT LIABILITIES 844.9 399.6
PENSION AND OTHER POSTRETIREMENT BENEFITS 448.0 204.8
ENVIRONMENTAL AND MINE CLOSURE OBLIGATIONS 104.9 123.2
SENIOR NOTES 325.0 -
REVOLVING CREDIT FACILITY - 240.0
TERM LOAN 200.0 200.0
TOTAL LIABILITIES 2,357.1 1,659.6
SHAREHOLDERS' EQUITY 1,750.5 1,163.7
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY 4,111.1 $ 3,075.8 $

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources North American Iron Ore LB

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Source: Company data
Business Overview
North America’s largest supplier of iron ore pellets
Customer base includes nearly all U.S.-based, integrated
steel producers
North American Iron Ore mines managed by Cliffs
currently have a rated capacity of 38.1 million tons of iron ore pellet production annually (~25 million equity tons)
Over 950 million tons of proven and probable reserves
North American Iron Ore Segment
Cliffs Managed
46%
North America Pellet Producers
U.S. Steel
24%
Iron Ore Company
of Canada
16%
Arcelor Mittal¹
14%
Hibbing Taconite
United Taconite
Northshore Mining
Empire
Mine
Tilden
Mine
Wabush Mine
Geographic Overview
Ownership is composed of Arcelor Mittal Mines 11% and Minorca 4%
1

IOC
Wabush
QCM
Pointe-Noire
TO EUROPE AND ASIA
St. Lawrence
CANADA
MESABI RANGE
Minorca
Minntac
Hibbing
Keetac
United
Northshore
Superior
Superior
Tilden
Empire
Marquette
MARQUETTE RANGE
Escanaba
Sault Ste. Marie
Huron
Michigan
Hamilton
Toronto
Ontario
Nanticoke
Buffalo
Detroit
Toledo
Erie
Conneaut
Ashtabula
So. Chicago
Indiana Harbor
Burns Harbor
Huron
Lorain
Cleveland
Pittsburgh
Weirton
Wheeling
Bethlehem
Philadelphia
New York
UNITED STATES

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CLIFFS

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP 24 North American Iron Ore Shipping Routes

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North American Iron Ore Pellet Process
1. Use explosives, giant electric drills, shovels and industrial trucks to open-pit mine
<30% iron content ore
2. Crush and screen (reduce raw ore from the size of a Peugeot automobile to the consistency of face powder).
3. Employ magnetic or floatation techniques to liberate iron from waste product (silica)
4. Beneficiation to >59% iron ore concentrate
5. Mix with binding agent (clay). Add limestone or dolomite to create premium “fluxed” product.
Rotating drums roll concentrate into “green balls,” or unfired pellets
6. Fire in a giant rotary kiln fueled by natural gas or coal.
7. Stockpile and load into rail cars or Great Lake vessels to deliver to point of consumption
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North American Iron Ore Business Model
and Pellet Contracts
NAIO Business Model
Market is comprised of 38 blast furnaces in North America (29 United States, 7 Canada and 2 Mexico)
Customer consolidation: ArcelorMittal, SeverStal, Algoma (Essar) and U.S. Steel Canada
Transportation: Great Lakes ore vessels
Imports/exports geographically limited by St. Lawrence Seaway
Cliffs reports revenues per long ton (1.016 metric ton, 1016 kilograms)
NAIO Pellet Contracts
Virtually 100% of 2009 sales volume is committed under long-term contracts
Weighted average term of North American Iron Ore contracts is six years
Depending on the contract, annual price per ton of pellets is adjusted on a variety of factors. Typical structure would include:
Factor related to international pellet price settlement (negotiated by Vale)
Vale, Eastern Canada or LKAB pellet price
Factor related to steel pricing
U.S. PPI for Cold-Rolled Steel or Hot Rolled Steel
Customer Hot Rolled Coil selling price at blast furnace (mix of spot/contract sales)
Factor related to Cliffs production costs (to reflect energy intensity)
U.S. PPI for Industrial Commodities
U.S. PPI for Fuel and Power
U.S. PPI for Fuel and Related Products
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114
308
280
75
144
0
50
100
150
200
250
300
350
Empire Hibbing Northshore Tilden Wabush United Taconite
(Million Tons)
North American Iron Ore Reserves
Magnetite
Hematite
Combination of Hematite,
and Magnetite
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(Million Gross Tons)
7.8
14.7
18.1
21.7
22.1
20.8
21.8
22.9
17.6
13.2
12.2
12.7
13.8
12.8
12.8
12.3
0
5
10
15
20
25
30
35
40
2001 2002 2003 2004 2005* 2006 2007 2008
Cliffs' NA Equity Production NA Non-Equity Production
North American Iron Ore Equity Production
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2008 2007
SALES VOLUME (Long tons in millions) 22.7              22.3
REVENUE PER TON 92.56 $         66.01 $
COST PER TON 57.12            48.14
SALES MARGIN PER TON 35.45 $         17.87 $
Year
North American Iron Ore Results & Outlook
2009 NAIO Outlook
Contractual obligations for 19 million tons in sales volume
No per-ton revenue guidance as blast furnace pellet
benchmark has not yet settled, although will benefit from
supply agreement lag year adjustments and floors
Currently producing annualized rate of 15 million
equity tons
Deleveraging of fixed costs expected to result in higher
per ton costs of $70 - $80
Highlights
Equity production reached 23 million tons
Revenues per ton up 40%
Sales margin per ton up 98%
2008 Results
Results Drivers
Factors in formula based supply agreements up throughout
most of 2008 (iron ore and steel factors)
Cost per ton up 19% as a result of Michigan expansion
project, energy costs and higher labor costs from USW
agreement
Collected cash for 1.2 million tons not shipped –
contractual obligations from customers
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OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources North American Coal JC

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Source: Company data
Business Overview
Domestic producer of high-quality, low-volatility metallurgical coal with significant production sold to international markets
Three underground mines: Pinnacle Complex in West Virginia,
Oak Grove in Alabama
Positioned near rail or barge lines providing access to
international shipping ports
Over 240MM tons of in-place proven and probable reserves
North American Coal Segment
Alpha Natural Resources
21%
U.S. Metallurgical Coal Producers
Geographic Overview
Oak Grove Mine
Pinnacle Complex
Pinnacle Mine
Green Ridge Mine
Massey Energy
18%
Walter Resources
11%
Patriot Coal
10%
Cliffs
9%
CONSOL
7%
United Coal Corp.
6%
Arch Coal 4%
Foundation Coal 3%
Sun Coke 2%
All Others 9%

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North American Coal Business Model
Customers include U.S. and international steel producers with a historic split of 50/50%
Coal typically sold on one-year contracts starting Jan. 1 for U.S. customers and April 1 for international customers
Transportation: Rail to point of consumption or port (Newport News, VA and Mobile, AL)
Cliffs reports coal revenue per short ton (0.9072 metric tons, 907.2 kilograms) at mine mouth vs. BHP hard coking coal benchmark sold as metric ton at the port
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2008 2007
SALES VOLUME (Short tons in millions) 3.2                1.2
REVENUE PER TON 92.95 $         70.77 $
COST PER TON 107.27          97.83
SALES MARGIN PER TON (14.32) $        (27.07) $
Year
North American Coal Results & Outlook
2009 NAC Outlook
At Feb. 25, 2009 had 1.6 million tons under
contractual obligation
Average expected realization of contracted tons is $108
per ton
Highlights
Acquired in July 2007
Revenues per ton up 31%
Production of 3.5 million tons
Continued progress in areas of safety, sales and marketing
2008 Results
2008 Results Drivers
Prices for metallurgical coal spiked over $300 per ton on
the spot market in 2008, driven by supply-side constraints
including flooding in Queensland, Australia
Recapitalization efforts continue
Throughout 2008 costs were impacted by extended long-
term mine planning and development, as well as hiring
and training of miners, and increased royalty expenses
Goal of planning and development work is to drive future
production and lower costs
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OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Asia Pacific Iron Ore LB

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Source: Company data
Business Overview
Asia Pacific Iron Ore operations located in Western
Australia:
–
Koolyanobbing mine (100% owned)
–
Cockatoo Island Joint Venture (50% owned)
Serves the Asian iron ore markets with direct-shipping
fines and lump ore
Over 90MM tonnes of reserves
Asia Pacific Iron Ore Segment
China
76%
Customer Overview
Geographic Overview
Cockatoo Island
Koolyanobbing
Japan
24%

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Asia Pacific Iron Ore Business Model
Diverse customer base include steel producers in China and Japan with a 2008 split of 74/26%
No single customer accounted for more than 10% of APIO sales in 2008
Contracts are five-year term supply agreements with volume partially dependent on customer requirements
Price per ton determined with Australian benchmarks for lump and fines ore
Historic product lump vs. fines mix approx. 50/50%
Most Chinese customer contracts begin Jan. 1
Japanese contracts begin April 1
Transportation: Koolyanobbing rails to Port of Esperance, one of the least congested ports in Australia
Cliffs reports APIO revenues per metric ton (1,000 kilograms)
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2008 2007
SALES VOLUME (Metric tons in millions) 7.8                8.1
REVENUE PER TON 98.69 $         54.59 $
COST PER TON 54.00            42.83
SALES MARGIN PER TON 44.69 $         11.76 $
Year
Asia Pacific Iron Ore Results & Outlook
2009 APIO Outlook
Market in Asia showing signs of rebounding from lows
witnessed in fourth quarter of 2008
Expected 2009 sales volume of 8.4 million tonnes
No 2009 settlement in sight, though expected to be down
Cost per tonne of $50 - $60
Highlights
Sales volume of 7.8 million tonnes, despite limited
production from Cockatoo Island joint venture
Revenues per tonne up 81%
Sales margin per tonne up 280%
2008 Results
2008 Results Drivers
Strong demand from China and rest of Asia for majority
of year
Australian benchmark pricing for lump and fines up 97%
and 80% respectively in 2008
Cost per ton up 19%, negatively impacted by unfavorable
currency exchange throughout majority of 2008, stockpile
movements and higher royalty and mining costs
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Reserves Position
Measured/Indicated          73.6 Mt
Inferred                 104.5 Mt
Conceptual                 150.0 Mt
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Source: Company data
Business Overview
30% owned by Cliffs, 70% owned by Anglo American
Consists of a significant iron ore deposit, a 192-kilometer
railway connecting mine to port, and 71 hectares of real
estate for a loading terminal
Majority of production committed under long-term supply
agreement with operator of an iron oxide pelletizing plant
in Bahrain
Ramping up to design capacity of 6.5 Mtpa, 2008 ramp-up
significantly slower than expected with annual production
or 1.2 Mt.
$35 million equity loss in 2008, expected $50 - $60 million
equity loss in 2009
Anglo, together with Cliffs, studying all aspects of the mine and taking proactive steps to ensure production ramped
Amapá Project
Reserves Overview
Geographic Overview
Amapá Project

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Business Overview
45% economic interest, ramped up in 2008
2008 equity sales volume: 933M tonnes
~27 million tonnes of reserves
Mix of hard coking and thermal coal
Supply agreements in place with JFE, China Steel (met)
and a Korean utility (thermal)
Moves by rail to the Abbot Point Bulk Coal Terminal
for export
Sonoma Project
Geographic Overview
Sonoma
2009 Sonoma Outlook
Total production of 3.5 million tonnes, 3.3 million tonnes of sales volume
Approximately 60% thermal, 40% metallurgical
Per tonne costs of $85 - $95
2008 Results and Drivers
Contributed $123 million to sales and $53 million to sales
margin in 2008
Strong demand from China and rest of Asia for majority
of year
Prices for coal strong throughout 2008 driven by supply-
side constraints including flooding in Queensland and
demand for power generation in South Africa

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Macro Economic Dynamics JC

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Strong Coal Pricing Trends
0
20
40
60
80
100
120
140
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Note: CAPP steam coal index – CSX, 12,500 Btu, 1# Rail
Source:  Bloomberg, Platts, Company estimates
Met coal prices ($/metric ton)
Steam coal prices ($/ton)
0
50
100
150
200
250
300
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Source:  Metal Strategies, equity research, Company estimates
2009E
$129
-57%
2009E
~ Mid $60s
-50%

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STEWARDSHIP
42
Iron Ore Trends Recently Strong, Though Expected to
Be Pressured in 2009
0
25
50
75
100
125
150
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Pellets Lump Fines
Iron ore prices ($/metric ton based on 64% Iron Content)
Source:  Cliffs and Tex Reports
$141
$129
$93
86%
-3%
5.8%
86.6%
71%
19%
9.5%
96.5%
71%
19%
9.5%
79.9%
$99*
$65*
$91*
2009E
-30%
* Assumes 30% decrease, an estimate among varying industry analysts for iron ore price settlement declines in 2009.

OPERATIONAL EXCELLENCE
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A WORLD LEADER
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STEWARDSHIP
43
Long-Term Steel Demand Will Drive Our Business
Global steel demand (millions of tonnes)
0
500
1,000
1,500
2,000
1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010E 2015E
Post-World War II
reconstruction and Japanese
industrialization
CAGR 1950-1973: 5.9%
Post-oil crisis slowdown
CAGR 1973-1995: 0.4%
BRIC cycle
CAGR 1995-2015: 4.4%
Source: IISI, Metal Strategies

OPERATIONAL EXCELLENCE
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A WORLD LEADER
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STEWARDSHIP
Cliffs Response to the Current Environment
At the onset of the current global macroeconomic recession in the fall, Cliffs acted quickly:
Oct. 2008 – Idled pellet production and furnaces at Northshore Mining and United Taconite
Nov. 2008 – Enacted required notices to initiate workforce reductions
Dec. 2008 – Took additional actions in North American business unit (iron ore and coal) to match production with demand
Long established six-sigma and business improvement program focus shifted from throughput to cost-cutting projects already identified long before downturn
33 Blackbelts and 243 Greenbelts know where their focus lies
Asia Pacific marketing efforts refocused on those customers in China with raw material needs
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OPERATIONAL EXCELLENCE
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A WORLD LEADER
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STEWARDSHIP
In Summary
Steel and the raw materials to make it are extremely important
Building block of society
Essential to modernization of Brazil, Russia, India and China (BRIC)
Raw materials will continue to be scarce in the long-term
Very few meaningful iron ore or metallurgical coal projects came online at the top of the last cycle
World-wide stimulus packages will eventually result in increased demand (infrastructure, construction, etc.)
Cliffs is well positioned in its current markets and to benefit from the current environment
Active Business Development targeting program
Strong Balance Sheet and significant financial flexibility
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OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Corporate Presentation April 2009